DEATH BENEFIT OPTION 1

Development of Policy Value

-----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                           $ 16,871.12

 (B)  Plus Premium Paid in Year 5                                                              4,500.00

 (C)  Minus Premium Load                                                                         316.50
      [(5% * $2,375) + (2% * $2,125)] + [(1.25% + 2.20%) * $4,500]1
                                                                                       -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                                      $ 21,054.62
      [ A + B - C ]

 (E)  Minus COI Charges                                                                           14.50
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 28.00

 (G)  Minus Asset Based Charge 11.20 [ A * ((1+0.008)^(1/12)-1) ]

 (H)  Plus Investment Return 3 87.57 [ ( D - E - F - G ) * ((1+0.0512)^(1/12)-1)
      ]
                                                                                       -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                            $ 21,088.49
      [ D - E - F - G + H ]


--------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.88% equals Net Investment Return of 5.12%




Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 21,088.49

 (K)  Less Surrender Charge 2,375.00 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                 $ 18,713.49
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Factor                                                                        9.50

 (2)  Face Amount                                                                    250,000.00

 (3)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (4)  Surrender Charge                                                               $ 2,375.00
      [ 1 * (2 / 1,000) * 3 ]





Development of Death Benefit

------------------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 21,088.49

 (N) Applicable Percentage 1.57
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 33,108.93
      [ M * N ]

 (P)  Death Benefit 250,000.00
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 250,000.00
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium       Premium          of Month        COI       Admin       Based            Month
  Month       Policy Value            Paid          Load      Policy Value     Charge      Charge      Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1          $ 16,871.12      $ 4,500.00      $ 316.50       $ 21,054.62     $14.50      $28.00      $11.20      $ 21,088.49
    2            21,088.49               -             -         21,088.49      14.50       28.00       14.00        21,119.69
    3            21,119.69               -             -         21,119.69      14.49       28.00       14.02        21,151.01
    4            21,151.01               -             -         21,151.01      14.49       28.00       14.04        21,182.44
    5            21,182.44               -             -         21,182.44      14.49       28.00       14.07        21,213.97
    6            21,213.97               -             -         21,213.97      14.49       28.00       14.09        21,245.61
    7            21,245.61               -             -         21,245.61      14.49       28.00       14.11        21,277.36
    8            21,277.36               -             -         21,277.36      14.48       28.00       14.13        21,309.23
    9            21,309.23               -             -         21,309.23      14.48       28.00       14.15        21,341.22
   10            21,341.22               -             -         21,341.22      14.48       28.00       14.17        21,373.32
   11            21,373.32               -             -         21,373.32      14.48       28.00       14.19        21,405.53
   12            21,405.53               -             -         21,405.53      14.48       28.00       14.21        21,437.86



-------------------------------------------------------------------

                              End of                        End of
                               Month                         Month
                   Face        Death      Surrender      Surrender
  Month          Amount      Benefit         Charge          Value
-------------------------------------------------------------------
    1          $250,000     $250,000      $2,375.00     $18,713.49
    2           250,000      250,000       2,375.00      18,744.69
    3           250,000      250,000       2,375.00      18,776.01
    4           250,000      250,000       2,375.00      18,807.44
    5           250,000      250,000       2,375.00      18,838.97
    6           250,000      250,000       2,375.00      18,870.61
    7           250,000      250,000       2,375.00      18,902.36
    8           250,000      250,000       2,375.00      18,934.23
    9           250,000      250,000       2,375.00      18,966.22
   10           250,000      250,000       2,375.00      18,998.32
   11           250,000      250,000       2,375.00      19,030.53
   12           250,000      250,000       2,375.00      19,062.86




DEATH BENEFIT OPTION 2

Development of Policy Value

------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                           $ 16,855.45

 (B)  Plus Premium Paid in Year 5                                                              4,500.00

 (C)  Minus Premium Load                                                                         316.50
      [(5% * $2,375) + (2% * $2,125)] + [(1.25% + 2.20%) * $4,500]1
                                                                                       -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                                      $ 21,038.95
      [ A + B - C ]

 (E)  Minus COI Charges                                                                           15.83
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 28.00

 (G)  Minus Asset Based Charge 11.19 [ A * ((1+0.008)^(1/12)-1) ]

 (H)  Plus Investment Return 3 87.50 [ ( D - E - F - G ) * ((1+0.0512)^(1/12)-1)
      ]
                                                                                       -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                            $ 21,071.43
      [ D - E - F - G + H ]









--------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.88% equals Net Investment Return of 5.12%



Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 21,071.43

 (K)  Less Surrender Charge 2,375.00 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                 $ 18,696.43
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Factor                                                                        9.50

 (2)  Face Amount                                                                    250,000.00

 (3)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (4)  Surrender Charge                                                               $ 2,375.00
      [ 1 * (2 / 1,000) * 3 ]



Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 21,071.43

 (N) Applicable Percentage 1.57
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 33,082.15
      [ M * N ]

 (P)  Death Benefit 271,071.43
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 271,071.43
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium       Premium          of Month        COI       Admin       Based            Month
  Month       Policy Value            Paid          Load      Policy Value     Charge      Charge      Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1          $ 16,855.45      $ 4,500.00      $ 316.50       $ 21,038.95     $15.83      $28.00      $11.19      $ 21,071.43
    2            21,071.43               -             -         21,071.43      15.83       28.00       13.99        21,101.23
    3            21,101.23               -             -         21,101.23      15.83       28.00       14.01        21,131.13
    4            21,131.13               -             -         21,131.13      15.83       28.00       14.03        21,161.14
    5            21,161.14               -             -         21,161.14      15.83       28.00       14.05        21,191.25
    6            21,191.25               -             -         21,191.25      15.83       28.00       14.07        21,221.47
    7            21,221.47               -             -         21,221.47      15.83       28.00       14.09        21,251.80
    8            21,251.80               -             -         21,251.80      15.83       28.00       14.11        21,282.23
    9            21,282.23               -             -         21,282.23      15.83       28.00       14.13        21,312.77
   10            21,312.77               -             -         21,312.77      15.83       28.00       14.15        21,343.42
   11            21,343.42               -             -         21,343.42      15.83       28.00       14.17        21,374.17
   12            21,374.17               -             -         21,374.17      15.83       28.00       14.19        21,405.03


-----------------------------------------------------------------

                            End of                        End of
                             Month                         Month
                 Face        Death      Surrender      Surrender
  Month        Amount      Benefit         Charge          Value
-----------------------------------------------------------------
    1        $250,000     $271,071      $2,375.00     $18,696.43
    2         250,000      271,101       2,375.00      18,726.23
    3         250,000      271,131       2,375.00      18,756.13
    4         250,000      271,161       2,375.00      18,786.14
    5         250,000      271,191       2,375.00      18,816.25
    6         250,000      271,221       2,375.00      18,846.47
    7         250,000      271,252       2,375.00      18,876.80
    8         250,000      271,282       2,375.00      18,907.23
    9         250,000      271,313       2,375.00      18,937.77
   10         250,000      271,343       2,375.00      18,968.42
   11         250,000      271,374       2,375.00      18,999.17
   12         250,000      271,405       2,375.00      19,030.03